Exhibit 10.2

EXECUTION VERSION

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT

dated as of

October 17, 2025

among

TRINITY ACQUISITION PLC,

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY,

THE OTHER GUARANTORS

IDENTIFIED HEREIN

and

BARCLAYS BANK PLC,

as Administrative Agent

Exhibits

Exhibit A  Form of Supplement

THIRD AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty Agreement”) dated as of October 17, 2025, among TRINITY ACQUISITION PLC, a company formed under the laws of England and Wales having company number 3588435 (the “Company”; and together with the Designated Borrowers from time to time party thereto, collectively, the “Borrowers” and individually, a “Borrower”), WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY, a company incorporated under the laws of Ireland having company number 475616 (the “Parent”), the other Guarantors (as defined below), and BARCLAYS BANK PLC, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Company, the Parent, the Administrative Agent, the Lenders party thereto and the other parties thereto previously entered into the Second Amended and Restated Credit Agreement dated as of October 6, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), among the Company, the Parent, the Designated Borrowers party thereto, the Lenders party thereto and the Administrative Agent.

WHEREAS, the parties to the Existing Credit Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety and in connection therewith have entered into that certain Third Amended and Restated Credit Agreement (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, by and among the Company, the Parent, the Designated Borrowers party thereto, the Lenders party thereto, the Administrative Agent and certain other parties thereto, which Credit Agreement provides, subject to the terms and conditions of the Credit Agreement, for extensions of credit and other financial accommodations by the Lenders to the Borrowers;

WHEREAS, the Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Guaranty Agreement. The Parent and the other Guarantors are affiliates of the Company, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Guaranty Agreement in order to induce the Lenders to extend such credit;

WHEREAS, the Guarantors previously entered into that certain Second Amended and Restated Guaranty Agreement, dated as of October 6, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Guaranty Agreement”), in favor of the Guaranteed Parties and the Administrative Agent with respect to the obligations of the Company under the Existing Credit Agreement; and

WHEREAS, the parties to the Existing Guaranty Agreement wish to affirm their obligations under the terms of the Existing Guaranty Agreement and have agreed to amend and restate the Existing Guaranty Agreement in its entirety as set forth on the terms of this Guaranty Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Guaranty Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.02 and Section 1.07 of the Credit Agreement also apply to this Guaranty Agreement.

SECTION 1.02. Other Defined Terms. As used in this Guaranty Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Borrower” and “Borrowers” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Excluded Swap Obligation” means, with respect to any Guarantor, as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor would otherwise have become effective with respect to such Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Guaranty Agreement” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Guaranteed Parties” means (a) the Lenders (including each Swing Line Lender), (b) the Administrative Agent, (c) the L/C Issuers and the L/C Administrator, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the successors and permitted assigns of each of the foregoing.

“Guarantors” means the Parent, each Borrower (with respect to the Obligations of the other Borrowers), each Subsidiary of the Parent identified on Schedule 1.01(b) of the Credit Agreement and each Subsidiary that, at the Parent’s election, becomes a party to this Guaranty Agreement as a Guarantor after the Closing Date in accordance with Section 4.13.

“Obligations” means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and Letters of Credit, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of each Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this Guaranty Agreement and each of the other Loan Documents; provided that the Obligations of any Guarantor shall not include any Excluded Swap Obligations.

“Non-Parent Guarantors” means each Guarantor that does not wholly-own (directly or indirectly) the Company.

“Parent” has the meaning assigned to such term in the preliminary statement of this Guaranty Agreement.

“Parent Guarantors” means each Guarantor that wholly-owns (directly or indirectly) the Company.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

ARTICLE II

The Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Guaranteed Parties to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of any Borrower or any other Person.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guaranty Agreement; (iii) the release of any security held by any Guaranteed Party for any of the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; (v) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any other Loan Party; (vi) any insolvency or similar proceeding of any other Loan Party; or (vii) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the

Obligations). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by any other Loan Party to any Guaranteed Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, insolvency, liquidation, administration or similar proceeding involving such other Loan Party. Each Guarantor expressly authorizes the Guaranteed Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives (i) any right to require any Guaranteed Party, as a condition of payment or performance by such Guarantor, to proceed against any Borrower, any other guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations and (iii) any law or regulation of any jurisdiction or any other event affecting any term of any Obligation. The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Parent, the Borrowers or any other Loan Party or exercise any other right or remedy available to them against the Parent, the Borrowers or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent, any Borrower or any other Loan Party, as the case may be, or any security.

(c) Each Guarantor, and by its acceptance of this Guaranty Agreement, the Administrative Agent and each other Guaranteed Party, hereby confirms that it is the intention of all such Persons that this Guaranty Agreement and the Guarantee of the Obligations by each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Agreement and the Guarantee of the Obligations by each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Parties and the Guarantors hereby irrevocably agree that the Guarantee of the Obligations by each Guarantor (other than the Parent) under this Guaranty Agreement at any time shall be limited to the maximum amount as will result in the Guarantee of such Guarantor under this Guaranty Agreement not constituting a fraudulent transfer or conveyance after giving full effect to the liability under this Guaranty Agreement and any contribution rights set forth in Section 3.02 but before taking into account any liabilities under any other Guarantee.

(d) To the extent that any Guarantor shall be required hereunder to pay any portion of any Obligations exceeding the greater of (i) the amount of the value actually received by such Guarantor and its Subsidiaries (other than any Borrowers) from the Facility and (ii) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by any Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all Guarantees of such Guarantor other than the Guarantee of the Obligations will be deemed to be enforceable and payable after the Guarantee of the Obligations.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy, reorganization, insolvency, liquidation, administration or otherwise of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Payments Free and Clear. All sums payable by each Guarantor hereunder shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including, subject to Section 3.01 of the Credit Agreement, any Taxes), and if any such deduction or withholding is required, the sum payable by such Guarantor shall be increased as necessary so that after any required withholding or the making of all required deductions (including withholdings or deductions applicable to additional sums payable under this Section) the recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made, in accordance with the terms and subject to the limitations and exceptions set forth in Section 3.01 of the Credit Agreement.

SECTION 2.08. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.08 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.08, or otherwise under this Guaranty Agreement, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.08 shall remain in full force and effect until the Obligations under the Loan Documents are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding. Each Qualified ECP Guarantor intends that this Section 2.08 constitute, and this Section 2.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), each Borrower agrees that in the event a payment of an Obligation shall be made by any Guarantor under this Guaranty Agreement, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. (a) Each Non-Parent Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Non-Parent Guarantor hereunder in respect of any Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrowers as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Non-Parent Guarantors on the date hereof (or, in the case of any Non-Parent Guarantor becoming a party hereto pursuant to Section 4.13, the date of the supplement hereto executed and delivered by such Non-Parent Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

(b) Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that each Non-Parent Guarantor shall have a right of reimbursement and indemnity from each Parent Guarantor (to the extent such Non-Parent Guarantor is a wholly-owned Subsidiary of such Parent Guarantor) for any amount paid by such Non-Parent Guarantor in lieu of a right of contribution between such Non-Parent Guarantor and such Parent Guarantor.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Guaranty Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrowers as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Guaranteed Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Guaranteed Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guaranty Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Guaranteed Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Guaranty Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.04(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (but limited in, the case of legal fees and expenses, to the actual, reasonable and documented out-of-pocket fees, charges and disbursements of one counsel to the Indemnitees, taken as a whole and, solely in the case of a conflict of interest, one additional counsel to all Indemnitees, taken as a whole (and, if reasonably necessary, of one local counsel in any relevant material jurisdiction and, solely in the case of a conflict of interest, one additional local counsel in any relevant material jurisdiction to all affected Indemnitees, taken as a whole) and settlement costs) arising out of, in connection with, or as a result of, the execution, delivery or performance of this Guaranty Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if any Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a dispute solely amongst the Indemnitees (other than claims against an Indemnitee in its capacity as Administrative Agent) not arising out of any act or omission of the Parent, the Borrowers, or any Subsidiary.

(c) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereunder. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Guaranty Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Guaranty Agreement or any other Loan Document, or any investigation made by or on behalf of any Guaranteed Party. All amounts due under this Section 4.03 shall be payable in accordance with Section 10.04(e) of the Credit Agreement.

SECTION 4.04. Successors and Assigns. Whenever in this Guaranty Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Guaranty Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document, including with respect to any Letter of Credit, is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Guaranty Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Guaranty Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Guaranty Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and thereafter shall be binding upon each party hereto, the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such parties, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no party hereto shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Guaranty Agreement or the Credit Agreement. This Guaranty Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 4.07. Severability. If any provision of this Guaranty Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 4.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer, the L/C Administrator and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Person or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor then due and owing under this Guaranty Agreement to such Person, irrespective of whether or not such Person shall have made any demand under this Guaranty Agreement. The rights of each Lender, each L/C Issuer and the L/C Administrator under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Person may have.

SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Guaranty Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law that would result in the application of any law other than the law of the State of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The Parent hereby irrevocably appoints Matthew S. Furman (c/o Trinity Acquisition plc, One World Financial Center, 200 Liberty Street, 7th floor, New York, New York 10281), and each Borrower (to the extent not organized under the laws of the United States) hereby irrevocably appoints CT Corporation System (c/o CT Corporation System, 111 Eighth Avenue, New York, New York 10011), in each case, as its authorized agent in the Borough of Manhattan of the City of New York upon which process may be served in any suit or proceeding relating to the Credit Agreement, this Guaranty Agreement or any other Loan Document, and agrees that service of process upon such agent, and written notice of said service to the Parent or such Borrower, as applicable, by the person serving the same in the manner provided for notices in Section 4.01, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. The Parent and each Borrower further agree to take any and all action as may be necessary to maintain such designation and appointment of such agents in full force and effect from the date hereof until the Commitments have expired or been terminated and all Obligations shall have been indefeasibly paid in full. Each other Guarantor irrevocably consents to service of process delivered by hand or overnight courier service, mailed by certified or registered mail, to Trinity Acquisition plc, One World Financial Center, 200 Liberty Street, 7th floor, New York, New York 10281 (Attention: Matthew S. Furman), and the Administrative Agent irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Guaranty Agreement or any other Loan Document will affect the right of any party to this Guaranty Agreement to serve process in any other manner permitted by law.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11. Headings(a) . Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty Agreement and shall not affect the construction or interpretation of this Guaranty Agreement or any other Loan Document.

SECTION 4.12. Termination. (a) Subject to Section 2.04, this Guaranty Agreement and the Guarantees made herein shall terminate when all the outstanding Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Guarantor shall automatically be released from its obligations hereunder if such Person ceases to be a Subsidiary of the Parent as a result of a transaction not restricted under the Credit Agreement.

SECTION 4.13. Additional Guarantors. If the Parent at its option at any time elects that additional Subsidiaries become Guarantors hereunder after the date hereof (including as a result of any wholly-owned Subsidiary of the Parent becoming a Designated Borrower pursuant to Section 2.18 of the Credit Agreement), then such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein upon (a) execution and delivery by the Administrative Agent and such Subsidiary of an instrument in the form of Exhibit A hereto and (b) delivery to the Administrative Agent of such Organization Documents, resolutions and favorable opinions of counsel as may be requested by the Administrative Agent in its reasonable discretion, all in form, content and scope reasonably satisfactory to the Administrative Agent. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Guaranty Agreement.

SECTION 4.14. Amendment and Restatement. Each Guarantor party to the Existing Guaranty Agreement affirms its duties and obligations under the terms and conditions of the Existing Guaranty Agreement, and agrees that its guaranty of the repayment of the Company’s obligations outstanding under the Existing Credit Agreement, as amended and restated as of the date hereof by the Credit Agreement, remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor acknowledges and agrees with the Administrative Agent that the Existing Guaranty Agreement is amended, restated, and superseded in its entirety pursuant to the terms hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty Agreement as of the day and year first above written.

BORROWER:

TRINITY ACQUISITION PLC

By:	/s/ Derrick Coggin
Name: Derrick Coggin
Title: Authorized Representative

DESIGNATED BORROWER:

WILLIS NORTH AMERICA INC.

By:	/s/ Derrick Coggin
Name: Derrick Coggin
Title: Treasurer

[Signature Page to Third Amended and Restated Guaranty Agreement]

PARENT GUARANTOR:

/s/ Derrick Coggin
Name: Derrick Coggin
Title: Global Treasurer

SIGNED AND DELIVERED for and on
behalf of and as the deed of
WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY, as Parent,
by its lawfully appointed attorney in the presence of:

/s/ Derrick Coggin
(Witness’ Signature)

Willis Towers Watson House, Elm Park, Merrion Road Dublin, D04 P231, Ireland
(Witness’ Address)

Power of Attorney/Global Treasurer
(Witness’ Occupation)

[Signature Page to Third Amended and Restated Guaranty Agreement]

NON-PARENT GUARANTORS:

WILLIS GROUP LIMITED
WILLIS INVESTMENT UK HOLDINGS LIMITED

By:	/s/ Derrick Coggin
Name: Derrick Coggin
Title: Authorized Representative

[Signature Page to Third Amended and Restated Guaranty Agreement]

/s/ Derrick Coggin
Name: Derrick Coggin
Title: Authorized Signatory

SIGNED AND DELIVERED for and on
behalf of and as the deed of
WILLIS TOWERS WATSON SUB HOLDINGS UNLIMITED COMPANY,
by its lawfully appointed attorney in the presence of:

/s/ John Kelleher
(Witness’ Signature)

Willis Towers Watson House, Elm Park, Merrion Road Dublin, D04 P231, Ireland
(Witness’ Address)

Power of Attorney/Director
(Witness’ Occupation)

[Signature Page to Third Amended and Restated Guaranty Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Edward Pan
Name: Edward Pan
Title: Director

[Signature Page to Third Amended and Restated Guaranty Agreement]

Exhibit A to the

Third Amended and Restated Guaranty Agreement

SUPPLEMENT NO.___ (this “Supplement”) dated as of __________, 20__, to the Third Amended and Restated Guaranty Agreement, dated as of October 17, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), among TRINITY ACQUISITION PLC, a company formed under the laws of England and Wales having company number 3588435 (the “Company”; and together with the Designated Borrowers from time to time party thereto, collectively, the “Borrowers” and individually, a “Borrower”), WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY, a company incorporated under the laws of Ireland having company number 475616 (the “Parent”), each Subsidiary constituting a “Guarantor” thereunder as of date hereof (each of the Parent and each such Subsidiary, individually, a “Guarantor” and collectively, the “Guarantors”) and BARCLAYS BANK PLC, as Administrative Agent.

A. Reference is made to the Third Amended and Restated Credit Agreement, dated as of October 17, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Parent, the Lenders from time to time party thereto and Barclays Bank PLC, as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty Agreement referred to therein.

C. The Guarantors have entered into the Guaranty Agreement in order to induce the Lenders to make Loans. Section 4.13 of the Guaranty Agreement provides that additional Subsidiaries of the Parent may become (or, with respect to any Designated Borrower, shall become) Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the New Guarantor agrees as follows:

SECTION 1. In accordance with Section 4.13 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received (a) a counterpart of this Supplement that bears the signature of the New Guarantor and (b) such other documents and opinions as the Administrative Agent may have requested in accordance with Section 4.13 of the Guaranty Agreement. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually signed counterpart of this

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Supplement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the New Guarantor has duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By
Name:
Title:

[Signature Page to Guaranty Supplement]